                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402
                           TELEPHONE (800) 972-0700
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Investment Company") is a "series mutual fund" with 28 different investment portfolios referred to as the "Funds." This Prospectus describes and offers shares of beneficial interest in the Class D Shares of the five Funds listed below (the "LifePoints Strategy Funds"). Each of the LifePoints Strategy Funds invests in different combinations of other Funds (the "Underlying Funds") which, in turn, invest in different combinations of stocks, bonds and cash equivalents. The Investment Company believes that these combinations offer varying degrees of potential risk and reward.

    Equity Balanced Strategy Fund                 Moderate Strategy Fund
    Aggressive Strategy Fund                      Conservative Strategy Fund
    Balanced Strategy Fund

  Frank Russell Investment Management Company ("FRIMCo") operates and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each of the Underlying Funds in which the LifePoints Strategy Funds may invest.

  SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  Frank Russell Investment Company is organized as a Massachusetts business trust under an amended Master Trust Agreement dated July 26, 1984. The Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment funds, which interests may be offered in one or more classes. The Investment Company is a diversified, open-end management investment company, commonly known as a "mutual fund."

  This Prospectus sets forth concisely information about the Investment Company and the Class D Shares of its five LifePoints Strategy Funds that a prospective investor ought to know before investing. The Investment Company has filed a Statement of Additional Information dated May 1, 1997, with the Securities and Exchange Commission (the "SEC") which contains additional information regarding the LifePoints Strategy Funds. The Statement of Additional Information is incorporated herein by reference. The Statement of Additional Information, or a paper copy of this Prospectus, if you have received your Prospectus electronically, may be obtained without charge by writing to the Secretary, Frank Russell Investment Company, at the address shown above or by telephoning (800) 972-0700. This Prospectus should be read carefully and retained for future reference. This Prospectus relates only to the Class D Shares of the LifePoints Strategy Funds.

  The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Investment Company and the Funds is maintained electronically with the SEC at its Internet web site (http://www.sec.gov).

                         PROSPECTUS DATED MAY 1, 1997,
                            AS REVISED JUNE 6, 1997

  Each LifePoints Strategy Fund diversifies its assets by investing, at present, in the Class S Shares from six to eight Underlying Funds. Allocation decisions reflect FRIMCo's outlook for the economy, financial markets and the relative valuations of the Underlying Funds. Each LifePoints Strategy Fund seeks to achieve a specific investment objective by investing in different combinations of the Underlying Funds. Each LifePoints Strategy Fund and its investment objective are set forth below. An investor can select investments in one or more LifePoints Strategy Funds appropriate to the present investment aims, lifestyle and economic status of the investor or the investor's clients, and can use reallocation of assets among LifePoints Strategy Funds to reflect changes in these factors which occur over time.

  EQUITY BALANCED STRATEGY FUND seeks to achieve high, long-term capital appreciation, while recognizing the possibility of high fluctuations in year-to-year market values.

  AGGRESSIVE STRATEGY FUND seeks to achieve high, long-term capital appreciation, with low current income while recognizing the possibility of substantial fluctuations in year-to-year market values.

  BALANCED STRATEGY FUND seeks a moderate level of current income and, over time, above-average capital appreciation with moderate risk.

  MODERATE STRATEGY FUND seeks to achieve moderate long-term capital appreciation with high current income, while recognizing the possibility of moderate fluctuations in year-to-year market values.

  CONSERVATIVE STRATEGY FUND seeks to achieve moderate total rate of return through low capital appreciation and reinvestment of a high level of current income.

  This Prospectus describes and offers the Class D Shares of the five LifePoints Strategy Funds. The LifePoints Strategy Funds were not offered for public investment prior to the date of this Prospectus.

  The Investment Company's Funds had aggregate net assets of approximately $10 billion on April 3, 1997.

                       HIGHLIGHTS AND TABLE OF CONTENTS

  ANNUAL FUND OPERATING EXPENSES OF THE CLASS D SHARES OF THE LIFEPOINTS STRATEGY FUNDS summarizes the fees paid by shareholders and provides an example showing the effect of these fees and the indirect expenses of the Underlying Funds on a $1,000 investment over time. PAGE 6.

  THE PURPOSE OF THE LIFEPOINTS STRATEGY FUNDS is to provide a simple and effective means for an Eligible Investor to employ a diversified mutual fund investment allocation program suited to pursuing the long-term investment goals of the investor or its clients. The LifePoints Strategy Funds are especially useful for participants in tax-deferred retirement plans. The LifePoints Strategy Funds take advantage of FRIMCo's asset allocation technology, as well as the Underlying Funds' use of FRIMCo's and Frank Russell Company's "multi-style, multi-manager diversification" techniques and money manager evaluation services, on an economical and efficient basis. PAGE 9.

  FRANK RUSSELL COMPANY -- CONSULTANT TO THE FUNDS has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and
(ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." PAGE 9.

  MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. Each LifePoints Strategy Fund provides an additional layer of "multi-asset" diversification by allocating its assets among several Underlying Funds, most of which employ multiple money managers in pursuit of their investment objectives. PAGE 9.

  INVESTMENT OBJECTIVES AND ASSET ALLOCATION FRAMEWORKS OF THE LIFEPOINTS STRATEGY FUNDS are designed to meet the investment goals of long-term Eligible Investors. While the LifePoints Strategy Funds invest primarily in the Underlying Funds, each LifePoints Strategy Fund pursues a different investment objective by allocating its assets among a number of Underlying Funds which pursue a variety of their investment objectives. PAGE 10.

  INVESTMENT POLICIES, RESTRICTIONS AND RISKS OF THE LIFEPOINTS STRATEGY FUNDS should be considered in deciding whether to invest in a LifePoints Strategy Fund. "Fundamental" investment objectives, policies, and restrictions may not be changed without the approval of a majority of the shareholders of an affected LifePoints Strategy Fund. While the LifePoints Strategy Funds' principal investment will be in the Class S Shares of Underlying Funds, they may also invest in other types of securities. Risks associated with certain investment policies of the Underlying Funds should be considered when investing in the LifePoints Strategy Funds. PAGE 13.

  ELIGIBLE INVESTORS are principally those institutional investors and financial intermediaries which have entered into an Asset Management Services Agreement with FRIMCo and institutions or individuals who have acquired shares through such institutions or financial intermediaries and which are making a minimum aggregate investment of $10 million. PAGE 15.

  GENERAL MANAGEMENT OF THE UNDERLYING FUNDS AND THE LIFEPOINTS STRATEGY FUNDS is provided by FRIMCo, which employs the officers and staff required to manage and administer the Underlying Funds and the

LifePoints Strategy Funds on a day-to-day basis. All services necessary for the operation of the LifePoints Strategy Funds (including accounting, custody, auditing, legal and shareholder servicing) are arranged for by FRIMCo pursuant to the Special Services Agreement (the "Services Agreement") between FRIMCo and each LifePoints Strategy Fund and each Underlying Fund in which it invests. Frank Russell Company provides to the Underlying Funds and FRIMCo comprehensive consulting and money manager evaluation services. PAGE 16.

  OPERATING EXPENSES OF THE LIFEPOINTS STRATEGY FUNDS are allocated among and borne by the Underlying Funds in which the LifePoints Strategy Funds invest or by FRIMCo, in either case pursuant to the Services Agreement. Except as to a 0.25% management fee, a 0.25% Rule 12b-1 Fee and a 0.25% Shareholder Service Fee, the LifePoints Strategy Funds are not subject to any operating expenses, because each LifePoints Strategy Fund's operating expense will be paid by the Underlying Funds to the extent that the Underlying Funds receive an economic benefit. Any operating expense of the LifePoints Strategy Fund in excess of the economic benefit realized by the Underlying Fund will be paid by FRIMCo. Each LifePoints Strategy Fund pays FRIMCo a management fee equal to 0.25% of the Fund's average daily net assets for providing investment supervisory services. In addition, the LifePoints Strategy Funds will indirectly bear their proportionate share of the management fees paid by the Underlying Funds in which they invest. While a shareholder of a LifePoints Strategy Fund will also bear a proportionate part of management fees paid by an Underlying Fund, each of the management fees paid is based upon the services received by the respective Fund.

  THE MONEY MANAGERS FOR THE UNDERLYING FUNDS are evaluated and recommended by FRIMCo and Frank Russell Company. The money managers have complete discretion to purchase and sell portfolio securities for their segment of an Underlying Fund consistent with the Underlying Fund's investment objectives, policies and restrictions, and the specific strategies developed by Frank Russell Company and FRIMCo. The LifePoints Strategy Funds do not employ money managers, other than FRIMCo. The determination of how the LifePoints Strategy Funds' assets will be allocated among the Underlying Funds is made by FRIMCo pursuant to each LifePoints Strategy Fund's investment objectives and policies. The LifePoints Strategy Funds, as shareholders of the Underlying Funds, benefit from the multi-style, multi-manager services provided to the Underlying Funds. PAGE 19.

  INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE UNDERLYING FUNDS should be considered when deciding whether to invest in a LifePoints Strategy Fund. "Fundamental" investment objectives, policies and restrictions may not be changed without the approval of a majority of the shareholders of an affected Underlying Fund. Risks associated with certain investment policies of the Underlying Funds, such as market volatility risk, political risk, and credit risk, are disclosed in connection with a description of the policies giving rise to such risks. PAGE 20.

  DIVIDENDS AND DISTRIBUTIONS may be reinvested in additional shares or received in cash. Dividends from net investment income are declared quarterly by each of the LifePoints Strategy Funds. All LifePoints Strategy Funds declare distributions from net realized capital gains, if any, at least annually. PAGE 25.

  INCOME TAXES PAID BY THE LIFEPOINTS STRATEGY FUNDS should be nominal. Taxable shareholders of the LifePoints Strategy Funds will be subject to federal taxes on dividends and capital gains distributions and may also be subject to state or local taxes. PAGE 26.

  LIFEPOINTS STRATEGY FUND PERFORMANCE, including yields and total return information, is calculated in accordance with formulas prescribed by the Securities and Exchange Commission. PAGE 27.

  VALUATION OF LIFEPOINTS STRATEGY FUND SHARES occurs each business day. Class D Shares are purchased or redeemed based upon the net asset value per share next computed based upon current market value of the assets, less liabilities, of each LifePoints Strategy Fund. Unless otherwise indicated, "shares" in this Prospectus refers to the Class D Shares of the LifePoints Strategy Funds. PAGE 28.

  PURCHASE OF LIFEPOINTS STRATEGY FUND SHARES may be accomplished on each business day. The shares are presently subject to a Rule 12b-1 distribution fee of .25%, and to a shareholder service fee of up to .25%. PAGE 29.

  REDEMPTION OF LIFEPOINTS STRATEGY FUND SHARES may be requested on any business day. There is no redemption charge. The redemption price is the net asset value next computed after receipt of the redemption request. The LifePoints Strategy Funds reserve the right to redeem in kind any portion of a redemption request. PAGE 31.

  ADDITIONAL INFORMATION is also included in this Prospectus concerning the:
Distributor, Custodian, Independent Accountants and Reports; Organization, Capitalization and Voting; and Money Manager Profiles. PAGE 33.

  The LifePoints Strategy Funds are authorized to offer two other classes of shares, the Class S Shares and the Class E Shares, both of which are designed to meet different investor needs. Shares of the two other classes of shares of the LifePoints Strategy Funds are not, as of the date of this Prospectus, being offered to investors. PAGE 33.

    ANNUAL FUND OPERATING EXPENSES OF THE CLASS D SHARES OF THE LIFEPOINTS
                                STRATEGY FUNDS

  The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class D Shares of the LifePoints Strategy Funds will bear directly or indirectly. Each LifePoints Strategy Fund will indirectly bear its pro rata share of the expenses of the Underlying Funds in which the LifePoints Strategy Fund invests. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                               EQUITY
                              BALANCED AGGRESSIVE BALANCED MODERATE CONSERVATIVE
                              STRATEGY  STRATEGY  STRATEGY STRATEGY   STRATEGY
                                FUND      FUND      FUND     FUND       FUND
                              -------- ---------- -------- -------- ------------
CLASS D SHARES SHAREHOLDER
 TRANSACTION EXPENSES:
 Sales Load Imposed on
  Purchases..................   None      None      None     None       None
 Sales Load Imposed on
  Reinvested Dividends.......   None      None      None     None       None
 Deferred Sales Load.........   None      None      None     None       None
 Redemption Fees.............   None      None      None     None       None
 Exchange Fees...............   None      None      None     None       None

ANNUAL CLASS D SHARES
 OPERATING EXPENSES:#
(as a percentage of average
 net assets)
 Management Fees##...........   0.25%     0.25%     0.25%    0.25%      0.25%
 12b-1 Fees..................   0.25%     0.25%     0.25%    0.25%      0.25%
 Other Expenses (After
  Reimbursement)**:
  Custodian Fees (After
   Reimbursement)**:            None      None      None     None       None
  Transfer Agent Fees (After
   Reimbursement)**..........   None      None      None     None       None
  Other Fees (After
   Reimbursement) * **:         0.25%     0.25%     0.25%    0.25%      0.25%
  Total Other Expenses (After
   Reimbursement)**..........   0.25%     0.25%     0.25%    0.25%      0.25%
 Total Class D Operating
  Expenses (After
  Reimbursement)** *** ##....   0.75%     0.75%     0.75%    0.75%      0.75%

---------------------
# Annual Class D Shares operating expenses are estimated based on average net assets expected to be invested during the fiscal year ending December 31, 1997. During the course of this period, expenses may be more or less than the average amount shown.
## FRIMCo has voluntarily agreed to waive its Management fee of .25% of average net assets. This waiver is intended to be in effect, but may be revised or eliminated at any time, through December 31, 1997 without notice to shareholders.
* Class D Shares of each LifePoints Strategy Fund can pay up to .25% of average net assets as a Shareholder Service Fee.
** The LifePoints Strategy Funds' operating expenses will be paid by the Underlying Funds and/or FRIMCo, as more fully described below. If there were no reimbursement of operating expenses by the Underlying Funds or FRIMCo, the estimated "Total Other Expenses" would have been 4.91% for the Aggressive Strategy Fund, 0.76% for the Balanced Strategy Fund, 3.97% for the Moderate Strategy Fund, 4.15% for the Conservative Strategy Fund, and 5.59% for the Equity Balanced Strategy Fund, and the "Total Class D Operating Expenses" would have been 5.41% for the Aggressive Strategy Fund, 1.26% for the Balanced Strategy Fund, 4.47% for the Moderate Strategy Fund, and 4.65% for the Conservative Strategy Fund, and 6.09% for the Equity Balanced Strategy Fund.

*** Investors purchasing Class D Shares of the LifePoints Strategy Funds through a financial intermediary, such as a bank, broker or an investment adviser, may also be required to pay additional fees to the financial intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged by the intermediary.

    Although the LifePoints Strategy Funds will be subject to a 0.25% management fee, a 0.25% Rule 12b-1 distribution Fee and a 0.25% Shareholder Service Fee, they will not bear any operating expenses. The operational expenses will be paid by the Underlying Funds in which they invest to the extent that an Underlying Fund receives a net reduction in its otherwise anticipated operating expenses as a result of the LifePoints Strategy Funds' investment in that Underlying Fund's shares. The operating expense-savings that are expected to be realized by the Underlying Funds from the LifePoints Strategy Funds result primarily from the assumed reduction in the number of accounts that each Underlying Fund has to maintain due to the existence of the LifePoints Strategy Funds (i.e., one account per investor as opposed to one for each Underlying Fund per investor if the investor duplicated a LifePoints Strategy Fund's investment program by investing directly in the Underlying Funds) and from the assumed reductions in investor trading activity. Any LifePoints Strategy Funds operational expenses that are in excess of the estimated savings to the Underlying Funds will be borne by FRIMCo, an arrangement that can be terminated at any time by FRIMCo in its sole discretion without notice to shareholders but which will not be terminated prior to April 30, 1998. (See "Expenses of the LifePoints Strategy Funds" for an explanation of the Special Service Agreement under which the LifePoints Strategy Funds' operating expenses are allocated among and borne by the Underlying Funds in which the LifePoints Strategy Funds invest.) However, while the LifePoints Strategy
Funds are expected to operate without expense (except as to the management fee and any Rule 12b-1 and Shareholder Service Fees), shareholders in a LifePoints Strategy Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the LifePoints Strategy Fund invests. The following table provides the expense ratios for each of the Underlying Funds in which the LifePoints Strategy Funds may invest (based on information as of December 31, 1996). Where applicable, expense ratios are restated to reflect current fees. As explained in this Prospectus, each LifePoints Strategy Fund intends to invest in some, but not all, of the Underlying Funds.

                                                                 TOTAL OPERATING
UNDERLYING FUND                                                  EXPENSE RATIOS
---------------                                                  ---------------
Diversified Equity Fund.........................................       .94%
Special Growth Fund.............................................      1.19%
Quantitative Equity Fund........................................       .93%
International Securities Fund...................................      1.30%
Diversified Bond Fund...........................................       .61%
Volatility Constrained Bond Fund................................       .76%
Multistrategy Bond Fund.........................................       .80%
Real Estate Securities Fund.....................................      1.04%
Emerging Markets Fund...........................................      1.71%

  The following table illustrates the indirect expense ratio that each LifePoints Strategy Fund would have incurred based on its allocation strategy in the Underlying Funds for the year ended December 31, 1996 if it had been operational:

                                                                     INDIRECT
LIFEPOINTS STRATEGY FUND                                          EXPENSE RATIOS
------------------------                                          --------------
Equity Balanced Strategy Fund....................................     1.08%
Aggressive Strategy Fund.........................................     1.05%
Balanced Strategy Fund...........................................      .92%
Moderate Strategy Fund ..........................................      .85%
Conservative Strategy Fund.......................................      .80%

EXAMPLE:
You would pay the following expenses on a $1,000 investment in each of the LifePoints Strategy Funds including the indirect expenses of the Underlying Funds, assuming (1) 5% annual re-turn and (2) redemption at the end of each time period:

                                                                1 YEAR 3 YEARS
                                                                ------ -------
EQUITY BALANCED STRATEGY FUND..................................  $18     $58
AGGRESSIVE STRATEGY FUND.......................................  $18     $57
BALANCED STRATEGY FUND.........................................  $17     $53
MODERATE STRATEGY FUND.........................................  $16     $50
CONSERVATIVE STRATEGY FUND.....................................  $16     $49

                 THE PURPOSE OF THE LIFEPOINTS STRATEGY FUNDS

  The LifePoints Strategy Funds have been organized to provide a simple and effective means for Eligible Investors to structure a diversified mutual fund investment allocation program that is suited to the long-term investment goals of the investor, and that permits an investor to access and use FRIMCo's and Frank Russell Company's "multi-style, multi-manager diversification" method of investment. The LifePoints Strategy Funds, by investing in the Class S Shares of the Underlying Funds, obtain FRIMCo's and Frank Russell Company's money manager evaluation services, on a pooled and cost-effective basis.

               FRANK RUSSELL COMPANY -- CONSULTANT TO THE FUNDS

  Frank Russell Company, founded in 1936, has been providing comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. The Company and its affiliates have offices in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo, and have approximately 1,300 associates.

  Three functions are at the core of Frank Russell Company's consulting service:

  Objective Setting: Defining appropriate investment objectives and desired investment returns based upon the client's unique situation and tolerance for risk.

  Asset Allocation: Allocating a client's assets among different asset classes -- such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate -- in the manner most likely to achieve the client's objectives.

  Money Manager Research: Evaluating and recommending professional investment advisory and management organizations to make specific portfolio investments for each asset class in accord with the specified objectives, investment styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique with the goals of reducing risk and increasing returns.

                  MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  FRIMCo and Frank Russell Company believe that capital market history shows that no one particular asset class provides consistent and/or above-average total return results, either on an absolute or relative basis, over extended periods of time. For example, there are periods of time when equity securities outperform fixed-income securities, and vice versa. Similarly, there are periods when securities selected for particular characteristics, or using particular investment styles, outperform other types of securities. For example, there are periods of time when equity securities with growth characteristics outperform equities with income characteristics, and vice versa. While these performance cycles tend to repeat themselves, they do so with no regularity. The blending of asset classes and investment styles on a complementary basis can obtain more consistent returns over longer time periods with a reduction of risk (volatility), although a particular asset class or investment style -- or a particular Fund investing in one asset class or using a particular style -- may not achieve above-average performance at any given point in the market.

  Similarly, FRIMCo and Frank Russell Company believe financial markets generally are efficient, and few money managers have shown the ability to time the major highs and lows in the securities markets with any high degree of consistency. However, some money managers have shown a consistent ability to achieve superior results within selected asset classes and styles and have demonstrated expertise in particular areas. Thus, by combining a mix of investment styles within each asset class and then selecting money managers for their ability to invest in a particular style, the investor may seek to achieve increased returns.

  Substantial pools of investment assets are required to achieve the cost effective and efficient allocation of assets among various asset classes and investment styles, to use multiple money managers, and to support the research and evaluation efforts required to select appropriate money managers. By pooling the assets of institutions and individuals with smaller to medium-sized accounts in a series of Funds, including the LifePoints Strategy Funds, with different objectives and policies, FRIMCo believes that they are able to provide its and Frank Russell Company's multi-style, multi-manager, multi-asset diversification techniques and money manager evaluation services to Eligible Investors on a basis which is both efficient and cost effective for the investor, FRIMCo and Frank Russell Company.

  The advantages of diversifying among a mixture of investment styles and money managers are potentially even greater with the LifePoints Strategy Funds, where each LifePoints Strategy Fund will typically invest in shares of from six to eight Underlying Frank Russell Investment Company Funds. The LifePoints Strategy Funds have been created in response to increasing demand by mutual fund investors for a simple and effective means of structuring a diversified mutual fund investment program suited to their general needs. The proliferation of mutual funds has left many investors confused and in search of a simpler means to manage their investments. FRIMCo has long stressed the value of diversifying investments in a number of mutual funds (e.g., a money market fund for liquidity and price stability, a growth fund for long-term appreciation, an income fund for current income and relative safety of principal, an international fund for greater potential diversification, etc.), and has offered its advisory expertise in assisting investors to determine such issues as which mutual funds to select, how much of their assets to commit to each fund, and when to reallocate their selections.

            INVESTMENT OBJECTIVES AND ASSET ALLOCATION FRAMEWORKS
                       OF THE LIFEPOINTS STRATEGY FUNDS

  The investment objectives of the LifePoints Strategy Funds are subject to the investment restrictions and asset allocation policies described in this Prospectus. The investment objective of each LifePoints Strategy Fund is as follows:

  . EQUITY BALANCED STRATEGY FUND seeks to achieve high, long-term capital appreciation, while recognizing the possibility of high fluctuations in year-to-year market values.

  . AGGRESSIVE STRATEGY FUND seeks to achieve high, long-term capital appreciation, with low current income while recognizing the possibility of substantial fluctuations in year-to-year market values.

  . BALANCED STRATEGY FUND seeks a moderate level of current income and, over time, above-average capital appreciation with moderate risk.

  . MODERATE STRATEGY FUND seeks to achieve moderate long-term capital appreciation with high current income, while recognizing the possibility of moderate fluctuations in year-to-year market values.

  . CONSERVATIVE STRATEGY FUND seeks to achieve moderate total rate of return through low capital appreciation and reinvestment of a high level of current income.

  The investment objectives of the LifePoints Strategy Funds are summarized below in a chart that illustrates the degree to which each LifePoints Strategy Fund seeks to obtain capital appreciation, income, and stability of principal:

                                              CAPITAL              POSSIBILITY
       LIFEPOINTS STRATEGY FUND NAME        APPRECIATION  INCOME  OF FLUCTUATION
       -----------------------------        ------------ -------- --------------
Equity Balanced Strategy Fund..............     High       Low         High
Aggressive Strategy Fund...................     High       Low         High
Balanced Strategy Fund.....................   Moderate   Moderate    Moderate
Moderate Strategy Fund.....................   Moderate     High      Moderate
Conservative Strategy Fund.................     Low        High        Low

  There is no assurance that a LifePoints Strategy Fund will achieve its stated objective. The investment objective of each LifePoints Strategy Fund is fundamental and cannot be changed without the approval of a majority of shareholders of the particular LifePoints Strategy Fund.

  Each of the LifePoints Strategy Funds allocates its assets by investing in shares of a diversified group of from six to eight Underlying Funds. Each of the LifePoints Strategy Funds will adjust its investments within set limits based on FRIMCo's outlook for the economy, financial markets and relative market valuation of the asset classes represented by each Underlying Fund. However, the LifePoints Strategy Funds may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue a LifePoints Strategy Fund's investment objective. The amounts allocated to each Underlying Fund by each LifePoints Strategy Fund will generally vary within 10% of the ranges specified below:

                              EQUITY
                             BALANCED AGGRESSIVE BALANCED MODERATE CONSERVATIVE
                             STRATEGY  STRATEGY  STRATEGY STRATEGY   STRATEGY
      UNDERLYING FUND          FUND      FUND      FUND     FUND       FUND
      ---------------        -------- ---------- -------- -------- ------------
Diversified Equity Fund....    30%       21%       16%      11%         5%
Special Growth Fund........    10%       11%        5%       2%        --
Quantitative Equity Fund...    30%       21%       16%      11%         6%
International Securities
 Fund......................    20%       19%       14%       9%         5%
Diversified Bond Fund......    --        --        25%      27%        18%
Volatility Constrained Bond
 Fund......................    --        --        --       33%        60%
Multistrategy Bond Fund....    --        18%       16%      --         --
Real Estate Securities
 Fund......................     5%        5%        5%       5%         5%
Emerging Markets Fund......     5%        5%        3%       2%         1%

[GRAPHIC APPEARS HERE]
   Equity Balanced Strategy Fund
                                             [GRAPHIC APPEARS HERE]
                                                 Moderate Strategy Fund
[GRAPHIC APPEARS HERE]
   Aggressive Strategy Fund
                                             [GRAPHIC APPEARS HERE]
                                                 Conservative Strategy Fund
[GRAPHIC APPEARS HERE]
   Balanced Strategy Fund

                      INVESTMENT POLICIES, RESTRICTIONS
                  AND RISKS OF THE LIFEPOINTS STRATEGY FUNDS

  Each LifePoints Strategy Fund's investment policies and practices are subject to further restrictions and risks which are described in the Statement of Additional Information. The LifePoints Strategy Funds will not make a material change in their investment objectives or their fundamental policies without obtaining shareholder approval. The LifePoints Strategy Funds' allocation ranges, as described in the previous section, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval. Shareholders will be notified of any material change in such investment programs.

  Cash Reserves. Each LifePoints Strategy Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the Underlying Funds) in money market instruments and in debt securities which are at least comparable in quality to the permitted investments of the Underlying Funds which may be acquired by that LifePoints Strategy Fund.

  Repurchase Agreements. Each LifePoints Strategy Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the LifePoints Strategy Fund as collateral (102% of the amount of cash paid by the LifePoints Strategy Fund to such party at time of the agreement) should fall below the repurchase price, the LifePoints Strategy Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" below, no LifePoints Strategy Fund will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse Repurchase Agreements. Each LifePoints Strategy Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by FRIMCo to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a LifePoints Strategy Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The LifePoints Strategy Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed upon future date, the LifePoints Strategy Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the LifePoints Strategy Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect, subject to the limitations described in "Investment Policies -- Illiquid Securities."

  Lending Portfolio Securities. Each LifePoints Strategy Fund may lend portfolio securities with a value of up to one-third of its total assets. Such loans may be terminated at any time. A LifePoints Strategy Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency securities as collateral in an amount equal to at least 100% of the current market value of the current loaned securities plus accrued interest. The collateral is "marked-to-market" on a daily basis, and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities.

  Illiquid Securities. The LifePoints Strategy Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the LifePoints

Strategy Funds will not invest more than 15% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. Investing in illiquid securities that are considered to be SEC Rule 144A securities could have the effect of increasing the level of a LifePoints Strategy Fund's illiquidity to the extent that qualified institutional buyers became, for a time, uninterested in purchasing such securities.

  Diversification. Each LifePoints Strategy Fund is a "nondiversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act") because it invests in the securities of a limited number of mutual funds. Each of the Underlying Funds in which the LifePoints Strategy Funds may invest is a diversified investment company. Each LifePoints Strategy Fund intends to qualify as a diversified investment company for purposes of Subchapter M of the Internal Revenue Code.

INVESTMENT RESTRICTIONS OF THE LIFEPOINTS STRATEGY FUNDS

  The LifePoints Strategy Funds have fundamental investment restrictions which cannot be changed without shareholder approval. The principal restrictions are the following, which, unless otherwise noted, apply on a Fund-by-Fund basis at the time an investment is being made. No LifePoints Strategy Fund will:

    1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies (including the Underlying Funds); and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such LifePoints Strategy Fund.

    2. Invest 25% or more of the value of the LifePoints Strategy Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities, and shares of the Underlying Funds).

    3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer, as noted below, except with respect to shares of Funds that are investment portfolios of the Investment Company.

    4. Borrow amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes (reverse repurchase agreements are not deemed to be borrowings for the purposes of this limitation).

    5. Invest more than 15% of its net assets in illiquid securities, provided that each LifePoints Strategy Fund will not invest more than 5% of its net assets in restricted securities (other than securities eligible for resale under Rule 144A of the 1933 Act.

SPECIAL RISKS AND CONSIDERATIONS OF THE LIFEPOINTS STRATEGY FUNDS

  Investors should consider the following factors when investing in the LifePoints Strategy Funds:

  . The investments of each LifePoints Strategy Fund will consist primarily of shares of the Underlying Funds, so each LifePoints Strategy Fund's investment performance is directly related to the investment performances of the Underlying Funds in which the LifePoints Strategy Fund invests.

  . As a matter of policy, the LifePoints Strategy Funds will generally allocate their investments among the Underlying Funds within certain ranges. As a result, the LifePoints Strategy Funds may have less flexibility to invest than a mutual fund without such constraints.

  . In addition to their principal investments, some or all of the Underlying
    Funds may: invest varying percentages of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; and engage in various other investment practices which result in market risk, currency risk, and the risks of investing in foreign securities.

  . The officers, the Trustees, and FRIMCo (the investment manager of the LifePoints Strategy Funds) presently serve as officers, Trustees and investment manager of the Underlying Funds. Therefore, conflicts may arise as those persons and FRIMCo fulfill their fiduciary responsibilities to the LifePoints Strategy Funds and to the Underlying Funds.

  . Some of the LifePoints Strategy Funds may invest in the Emerging Markets
    Fund, and the Aggressive Strategy Fund may invest in the Multistrategy Bond Fund. The Emerging Markets Fund may invest up to 5% of its net assets, and the Multistrategy Bond Fund may invest up to 25% of its net assets, in lower-rated securities, which are subject to the risks resulting from high yield investing.

                              ELIGIBLE INVESTORS

  Shares of the LifePoints Strategy Funds are currently offered only to Eligible Investors. These investors are principally institutional investors and financial intermediaries that have entered into Asset Management Services Agreements (collectively, the "Agreements," and each, an "Agreement") with FRIMCo or distribution agreements with the Investment Company's distributor, and institutions or individuals who acquire shares through such institutions or financial intermediaries. Employees, officers, trustees and directors of FRIMCo or of its affiliates may also invest in the LifePoints Strategy Funds. The initial minimum aggregate investment in Class D Shares of any combination of the LifePoints Strategy Funds is $10 million. An investor may be eligible to purchase Class D Shares of the LifePoints Strategy Funds if it does not meet the required initial minimum investment. FRIMCo, at its discretion, may waive the initial minimum investment for some employee benefit plans and other plans or if the requirements are met for a combined purchase privilege, cumulative quantity discount, or statement of intention. Investors should consult their financial intermediary for details. Each Fund reserves the right to change, as to any Fund or any class of that Fund, the categories of investors eligible to purchase shares of that Fund or class of that Fund. Institutions and financial intermediaries which may have a particular interest in the LifePoints Strategy Funds include:

  . Bank trust departments managing discretionary institutional or personal trust accounts

  . Banks, other than through their trust departments

  . Registered investment advisors

  . Endowment funds and charitable foundations

  . Broker-dealers

  . Employee welfare plans

  . Pension or profit sharing plans

  . Insurance companies

  The Agreement provides, in general, for the officers and staff of FRIMCo, using the facilities and resources of Frank Russell Company, to assist the Eligible Investor or its client to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of assets among different asset classes and different Underlying Funds by identifying the LifePoints Strategy Funds that are best suited to the Eligible Investor's long-term investment goals. Once these decisions have been made, the assets are then invested in one or more of the Funds, which may include one or more LifePoints Strategy Funds. A client may change the allocation of its assets among the Funds, including the LifePoints Strategy Funds, or withdraw some or all of its assets from the Funds at any time by redeeming Fund shares.

  Shares of the Funds generally are not offered or "retailed" directly to individual investors, although FRIMCo may enter into Agreements with individual investors. Bank trust departments, registered investment advisors, broker-dealers and other Eligible Investors ("Financial Intermediaries") which have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. FRIMCo provides objective-setting and asset-allocation assistance to such Financial Intermediaries, which in turn provide the objective-setting and asset-allocation services to their customers. These Financial Intermediaries may charge their customers a fee for providing these and possibly other trust or investment-related services. LifePoints Strategy Funds may be made available to investors other than under the terms of an Agreement, for instance, pursuant to a distribution agreement with the Investment Company's distributor.

                     GENERAL MANAGEMENT OF THE UNDERLYING
                    FUNDS AND THE LIFEPOINTS STRATEGY FUNDS

  The Investment Company's Board of Trustees is responsible for overseeing generally the operation of the Underlying Funds and the LifePoints Strategy Funds, including reviewing and approving the Funds' contracts with FRIMCo, Frank Russell Company and the money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets in the Underlying Funds assigned to them.

  FRIMCo: (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise the provision of services by third parties such as the money managers and custodian; (iii) develops the investment programs, recommends money managers to the Board of Trustees, allocates assets among money managers and monitors the money managers' investment programs and results; (iv) is authorized to select and hire portfolio managers to select individual portfolio securities held in the Underlying Funds' Liquidity Portfolios or as cash reserves for the Funds; and (v) provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services. FRIMCo bears the expenses it incurs in providing these services (other than transfer agent, dividend disbursing and shareholder recordkeeping) as well as the costs of preparing and distributing explanatory materials concerning the Funds.

  The responsibility of overseeing the money managers rests upon the officers and employees of FRIMCo. These officers and employees, including their business experience for the past five years, are identified below:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in the Investment Group of the Frank Russell Company. Ms. Carter jointly with another portfolio manager identified herein has primary responsibility for management of the International, International Securities and Emerging Markets Funds.

  . James M. Imhof, Manager of Portfolio Trading of FRIMCo, who has supervised the day to day management of the Funds and ongoing analysis and monitoring of Fund money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Frank Russell Company. Mr. Jornlin jointly with another portfolio manager identified herein has primary responsible for management of the Real Estate Securities Fund.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since June
    1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge has primary responsibility for management of the Fixed I, Fixed Income II, Fixed Income III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free, International, International Securities and Emerging Markets Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of the US Equity Manager Research Department with Frank Russell Company.
    Mr. Trittin jointly with another portfolio manager identified herein has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Frank Russell Company. Ms. Williams jointly with another portfolio manager identified herein has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.

  Frank Russell Company provides to the Funds and FRIMCo the asset management consulting services --including the objective-setting and asset-allocation technology, and the money manager research and evaluation assistance -- which Frank Russell Company provides to its other consulting clients. Frank Russell Company receives no compensation from the Funds or FRIMCo for its consulting services. Frank Russell Company and FRIMCo as affiliated companies may establish certain intercompany cost allocations for budgeting and product profitability purposes which may reflect Frank Russell Company's consulting services supplied to FRIMCo.

  George F. Russell, Jr., Chairman of the Board of Trustees of the Investment Company, is the Chairman of the Board and controlling shareholder of Frank Russell Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company.

  The Investment Company has received an exemptive order from the SEC which permits the Investment Company, with the approval of its Board of Trustees, to engage and terminate money managers without a shareholder vote and to disclose, on an aggregate basis, the fees paid to the money managers of each Underlying Fund. The Investment Company received shareholder approval to operate under the order at a special meeting of the shareholders held on January 22, 1996.

  For its services, FRIMCo received a management fee from each LifePoints Strategy Fund at the annual rate of 0.25% of the average daily net assets of each Fund, payable to FRIMCo monthly on a pro rata basis. While a shareholder of a LifePoints Strategy Fund will also bear a proportionate part of the management fees paid by an Underlying Fund, each of the management fees paid is based upon the services received by the respective Fund. From this fee, FRIMCo, acting as agent for the Investment Company, is responsible for paying the money managers for their investment selection services. The remainder is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of the management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of the average daily net assets of each Underlying Fund: Diversified Equity Fund, .78%; Special Growth Fund, .95%; Quantitative Equity Fund, .78%; International Securities Fund, .95%; Diversified Bond Fund, .45%; Volatility Constrained Bond Fund, .50%; Multistrategy Bond Fund, .65%; Real Estate Securities Fund, .85%; and Emerging Markets Fund, 1.20%. The fees of the Underlying Funds, other than the Diversified Bond, Volatility Constrained Bond, and Multistrategy Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives which use only a single money manager. FRIMCo has voluntarily agreed to waive all or a portion of its management fee with respect to certain Funds.

              OPERATING EXPENSES OF THE LIFEPOINTS STRATEGY FUNDS

  Each LifePoints Strategy Fund seeks to operate at an extremely low operating expense ratio. While each LifePoints Strategy Fund will incur its pro rata share of the fees and expenses of the Underlying Funds in which it invests, each Underlying Fund has agreed to pay a pro rata share of the operational expenses of the LifePoints Strategy Funds that invest in the Underlying Fund, but only to the extent that the Underlying Fund receives a net reduction in its otherwise anticipated expenses. This arrangement is subject to a Special Service Agreement (the "Service Agreement") between FRIMCo, each LifePoints Strategy Fund and the Underlying Funds in which it invests, as well as to certain voluntary expense reimbursement undertakings made by FRIMCo, which can be terminated by FRIMCo in its sole discretion, but which will not be terminated prior to April 30, 1998. Each LifePoints Strategy Fund has entered into an Investment Management Agreement with FRIMCo, as well as a Portfolio Management Agreement which governs the providing of sub-advisory services.

  The Services Agreement is entered into, on a yearly basis, between FRIMCo, the LifePoints Strategy Funds and the Underlying Funds. The Services Agreement provides that all services necessary for the operation of a LifePoints Strategy Fund (including expenses for accounting, custody, auditing, legal and shareholder services (collectively, "Operating Expenses") but not including services covered by the management fee and any Rule 12b-1 or Shareholder Service Fees) will be paid by the Underlying Funds in which the LifePoints Strategy Fund invests and/or FRIMCo. In consideration of the benefits derived by the Underlying Funds from the establishment and operation of the LifePoints Strategy Funds, each of the Underlying Funds will agree to pay a portion of the Operating Expenses. The Operating Expenses will be allocated among and borne by the Underlying Funds in proportion to the average daily value of shares of the Underlying Funds owned by each LifePoints Strategy Fund, but in no event will any Underlying Fund bear Operating Expenses in excess of its estimated cost savings. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which would have been established to hold the LifePoints Strategy Funds' assets if they are expected to result primarily from the elimination of numerous separate shareholder accounts which would have been established to hold the LifePoints Strategy Funds' assets if they had been invested directly in the Underlying Funds and the resulting reduction in shareholder servicing costs. Although such cost savings cannot be computed precisely at this time, the estimated savings to the Underlying Funds generated by the operation of the LifePoints Strategy Funds, and the consequent payments by the Underlying Funds, are expected to be sufficient to offset most, if not all, of the Operating Expenses incurred by the LifePoints Strategy Funds. Under the Services Agreement, FRIMCo has agreed to pay any Operating Expenses of the LifePoints Strategy Funds which exceed the estimated savings to each of the Underlying Funds. Thus, the LifePoints Strategy Funds are expected to operate at an extremely low expense ratio.

                  THE MONEY MANAGERS FOR THE UNDERLYING FUNDS

  The assets of each Underlying Fund are allocated currently among the money managers listed in the section "Money Manager Profiles." THE ALLOCATION OF AN UNDERLYING FUND'S ASSETS AMONG MONEY MANAGERS MAY BE CHANGED AT ANY TIME BY FRIMCO. THE MONEY MANAGERS MAY BE EMPLOYED OR THEIR SERVICES MAY BE TERMINATED AT ANY TIME BY FRIMCO, SUBJECT TO APPROVAL BY THE BOARD OF TRUSTEES OF THE INVESTMENT COMPANY.

  From its management fees, FRIMCo, as agent for the Investment Company, pays all fees to the money managers for their services to the Underlying Funds. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the quarterly average of all the assets allocated to the money manager. For the fiscal year ended December 31, 1996, management fees paid to the money managers were equivalent to the following annual rates expressed as a percentage of the average daily net assets of each Underlying Fund:
Diversified Equity Fund, .24%; Special Growth Fund, .40%; Quantitative Equity Fund, .21%; International Securities Fund, .42%; Diversified Bond Fund, .08%; Volatility Constrained Bond Fund, .18%; Multistrategy Bond Fund, .21%; Real Estate Securities Fund, .31%; and Emerging Markets Fund, .72%.

  Fees paid to the money managers are not affected by any voluntary expense limitations. Some money managers may receive investment research prepared by Frank Russell Company as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Underlying Funds through broker-dealer affiliates. Each money manager has agreed that once the Investment Company has advanced fees to FRIMCo as agent to make payment of the money manager's fee, the money manager will look only to FRIMCo for the payment of its fee.

  The money managers are selected for the Underlying Funds based primarily upon the research and recommendations of Frank Russell Company, which evaluates quantitatively and qualitatively the manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of an Underlying Fund within the Underlying Fund's investment objectives, restrictions and policies, and the more specific strategies developed by Frank Russell Company and FRIMCo. Although the money managers' activities are subject to general oversight by the Board of Trustees and officers of the Investment Company, NEITHER THE BOARD, THE OFFICERS, FRIMCO, NOR FRANK RUSSELL COMPANY EVALUATE THE INVESTMENT MERITS OF THE MONEY MANAGERS' INDIVIDUAL SECURITY SELECTIONS.

                     INVESTMENT OBJECTIVES, POLICIES AND
                         RISKS OF THE UNDERLYING FUNDS

  Each Underlying Fund has certain "fundamental" investment objectives, restrictions and policies which may be changed only with the approval of a majority of the Underlying Fund's shareholders. Other policies reflect current practices of the Underlying Funds, and may be changed by the Underlying Funds without the approval of shareholders. Certain of the objectives, policies, and risks are described in this section, and further information about the Underlying Funds is contained in the Statement of Additional Information as well as in the prospectuses of the Underlying Funds. Because the LifePoints Strategy Funds invest in the Underlying Funds, investors of the LifePoints Strategy Funds will be affected by the Underlying Funds' investment policies in direct proportion to the amount of assets each LifePoints Strategy Fund allocates to the Underlying Fund pursuing such policies. To request a copy of a prospectus for an Underlying Fund, contact the Investment Company at 800/972-0700 (in Washington, 253/627-7001).

  Each Underlying Fund's objective is "fundamental," as are the types of securities in which it will invest. Ordinarily, each Underlying Fund will invest more than 65% of its total assets in the types of securities identified in its statement of objectives. However, the Underlying Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers deem that a more conservative approach is desirable or when suitable purchase opportunities do not exist.

                            DIVERSIFIED EQUITY FUND

  The Diversified Equity Fund's objective is to provide income and capital growth by investing principally in equity securities. The Fund may invest in common and preferred stocks, securities convertible into common stocks, rights and warrants.

                              SPECIAL GROWTH FUND

  The Special Growth Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund, by investing in equity securities. Current income is a secondary consideration in selecting securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 1000(R) Index.

                           QUANTITATIVE EQUITY FUND

  The Quantitative Equity Fund's objectives are to provide a total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities. The Fund will maintain industry weights and economic sector weights near those of the Index. Over time, the Fund's average price/earnings ratio, yield and other fundamental characteristics are expected to be near the averages for the Index. However, the Fund's money managers may temporarily deviate from Index characteristics based upon the managers' investment judgment that this will increase the Fund's total return. The money managers of the Fund generally make stock selections from the set of stocks comprising the Russell 1000(R) Index. The Fund will attempt to be fully invested in common stock at all times. However, the Fund reserves the right to hold up to 20% of Fund assets in liquid reserve for redemption needs.

                         INTERNATIONAL SECURITIES FUND

  The International Securities Fund's objectives are to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Fund invests primarily in equity securities issued by companies domiciled outside of the United States. The Fund may also invest in fixed-income securities, including instruments issued by non-US governments and their agencies, and in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in other than US dollars and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                             EMERGING MARKETS FUND

  The Emerging Markets Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets.

  The Fund may invest in common and preferred stocks of emerging market companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants, American Depository Receipts (ADRs) and European Depository Receipts
(EDRs). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

  The Fund may invest up to 5% of its net assets in debt securities that are rated below "investment grade" (i.e., rated lower than BBB by Standard & Poor's Rating Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or in unrated securities judged by the money managers of the Fund to be of comparable quality. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." For additional information on the ratings used by S&P and Moody's and a description of lower rated debt securities, see "Investment Policies and Risks of the Underlying Funds -- High Risk Bonds" and refer to the Statement of Additional Information.

                          REAL ESTATE SECURITIES FUND

  The Real Estate Securities Fund's objective is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies, which include shares of real estate investment trusts, partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. Up to 35% of the Fund's total assets may be invested in other debt securities of real estate companies.

  The Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund will therefore be subject to the risks associated with the direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

  The Fund will attempt to be invested fully at all times. However, the Fund reserves the right to hold up to 20% of the Fund's assets in liquid reserves for redemption needs.

                             DIVERSIFIED BOND FUND

  The Diversified Bond Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities. The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund.) Investment selections will be based on fundamental economic, market, and other factors leading to valuation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objectives. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P or A or Prime-2 by Moody's, or judged by the money manager to be of at least equal credit quality to those designations.

                       VOLATILITY CONSTRAINED BOND FUND

  The Volatility Constrained Bond Fund's objectives are the preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics. The Fund will invest primarily in fixed-income securities, emphasizing those which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years. The Fund's money managers will seek to identify and invest in a managed portfolio of high-quality debt securities denominated in the US dollar and a range of foreign currencies.

  The Fund will invest in debt securities denominated in currencies of countries whose governments are considered by it to be stable (or, when the Fund invests in countries considered unstable or undeveloped, it will only do so when it believes it is able to hedge substantially the risk of a decline in the currency in which the Fund's portfolio securities are denominated).

  In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers.

                            MULTISTRATEGY BOND FUND

  The Multistrategy Bond Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities. The Fund will invest primarily in fixed-income securities, including: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable and floating rate and zero coupon securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes (these notes represent a borrowing arrangement between a commercial paper issuer and an institutional lender, such as the Fund); bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may invest up to 25% of its net assets in debt securities that are rated below "investment grade" or in unrated securities judged by the money managers of the Fund to be of comparable quality. For a description of lower rated debt securities, see "Investment Policies and Risks of the Underlying Funds -- High Risk Bonds" and refer to the Statement of Additional Information.

INVESTMENT POLICIES AND RISKS OF THE UNDERLYING FUNDS

  Investment in Foreign Securities. The Underlying Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  Depository Receipts. The Underlying Funds may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets.

  Forward Foreign Currency Exchange Contracts ("forward currency contracts"). The International Securities, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond and Emerging Markets Funds may enter into forward currency contracts, which are agreements to exchange one currency for another -- for example, to exchange a certain amount of US dollars for a certain amount of Japanese yen -- at a future date. The date

(which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that an Underlying Fund enters into a contract. The Underlying Funds may engage in forward contracts that involve a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are denominated. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. The Underlying Funds may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that the Underlying Funds' forward currency contracts are not used to achieve investment leverage, the Funds will segregate liquid assets in an amount at all times equal to or exceeding the Funds' commitment with respect to these contracts.

  Forward currency contracts will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of an Underlying Fund's portfolio securities or adversely affect the price of securities which the Funds intend to purchase at a later date. The amount the Underlying Funds may invest in forward currency contracts is limited to the amount of the Funds' aggregate investments in foreign currencies.

  Options. The Underlying Funds may purchase and sell (write) call and put options on securities and securities indexes provided such options are traded on a national securities exchange or in an over-the-counter market. The Underlying Funds may also purchase and sell put and call options on foreign currencies.

  An Underlying Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. An Underlying Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.

  The purchase and writing of options involves certain risks. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

  Where an Underlying Fund writes a call option, it has, in return for the premium it receives, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. Where an Underlying Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

  There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position.

  Futures Contracts and Options on Futures Contracts. The Underlying Funds may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a United States or foreign exchange or board of trade.

  Each Underlying Fund may also purchase and write call options and put options on futures contracts. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

  There are several risks associated with the use of futures and options on futures contracts for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in an Underlying Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted.

  High Risk Bonds. The Emerging Markets Fund may invest up to 5% of its net assets, and the Multistrategy Bond Fund may invest up to 25% of its net assets, in lower rated securities or in unrated securities judged by their money managers to be of comparable quality. While lower rated securities generally offer a higher yield than that available from higher grade issues, lower rated debt securities also involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. For additional information, please refer to the Statement of Additional Information.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  The Board of Trustees presently intends that dividends will be declared from net investment income and net short-term capital gains, if any, for each LifePoints Strategy Fund on a quarterly basis, with payment being made sometimes in: April, July, October and December.

CAPITAL GAINS DISTRIBUTIONS

  The Board intends that distributions will be declared from capital gains through October 31 (excess of capital gains over capital losses) annually, generally in mid-December. In addition, in order to satisfy certain distribution requirements, a LifePoints Strategy Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a LifePoints Strategy Fund and received by shareholders on December 31 of the prior year. Capital gains realized during November and December will be distributed during the month of February of the following year.

  In addition, the LifePoints Funds receive capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, the LifePoints Funds may generate capital gains through rebalancing the portfolios to meet the Funds' allocation percentages.

  Investors should be aware that by purchasing shares shortly before the record date of a dividend or capital gains distribution, they will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gains distribution. Investors should also be aware that all shareholders, new and old alike, will share in and be taxed on distributions of gain realized by a LifePoints Strategy Fund on the sale of securities that have increased in value.

AUTOMATIC REINVESTMENT

  All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the LifePoints Strategy Fund paying the dividend or making the distribution, unless a shareholder elects to have dividends or distributions paid in cash or invested in another Fund. Any election may be changed by delivering written notice no later than ten days prior to the payment date to Frank Russell Investment Management Company, the Investment Company's transfer and dividend paying agent (the "Transfer Agent"), at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each LifePoints Strategy Fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code (the "Code"). By distributing substantially all of its net investment income and capital gains to shareholders and meeting certain other requirements, a LifePoints Strategy Fund will generally not be liable for federal income or excise taxes. The LifePoints Strategy Funds may be subject to nominal, if any, state and local taxes.

  For taxable shareholders: Dividends from net investment income and short-term capital gains will be taxable as ordinary dividends, whether paid in cash or reinvested in additional shares. Long-term capital gains distributions declared by the Investment Company's Board are taxed as long-term gains regardless of the length of time a shareholder has held such shares. Distributions paid in excess of a LifePoints Strategy Fund's earnings will be treated as a non-taxable return of capital. Dividends and distributions may otherwise also be subject to state or local taxes.

  The sale of shares of a LifePoints Strategy Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of a LifePoints Strategy Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  Shareholders of the LifePoints Strategy Funds will be notified after each calendar year of the amounts of ordinary income dividends and long-term capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year.

  A LifePoints Strategy Fund is required to withhold 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the LifePoints Strategy Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Shareholders who are not US persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of income, estate or other taxes (including income tax withholding) on their investment in a LifePoints Strategy Fund or on dividends and distributions received by them from a LifePoints Strategy Fund and the application of foreign tax laws.

  Shareholders should consult their tax advisors with respect to the applicability of any state and local intangible property or income taxes to their shares of a LifePoints Strategy Fund and distributions and redemption proceeds received from a LifePoints Strategy Fund.

  Additional information on these and other tax matters relating to the LifePoints Strategy Funds and their shareholders is included in the section entitled "Taxes" in the Statement of Additional Information.

                        CALCULATION OF FUND PERFORMANCE

  From time to time, the LifePoints Strategy Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged to all shareholder accounts.

  The Moderate and Conservative Strategy Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a LifePoints Strategy Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.

  Each LifePoints Strategy Fund may also advertise non-standardized performance information which is for periods in addition to those required to be presented.

FRIMCO'S HISTORICAL PERFORMANCE

  Since the LifePoints Strategy Funds are new portfolios, there is no information regarding their past investment performance. However, FRIMCo has a history of investment performance managing model investment portfolios with investment objectives, strategies, policies, and restrictions substantially similar to those of the LifePoints Strategy Funds. Set forth below are historical performance data provided by FRIMCo pertaining to those model investment portfolios. The data is provided to illustrate FRIMCo's past performance in managing similar portfolios. The results presented are not intended to predict or suggest the return to be experienced by any LifePoints Strategy Fund or the return an individual investor might achieve by investing in a LifePoints Strategy Fund. A LifePoints Strategy Fund's investment returns may differ from those of the relevant model portfolio because, among other things, the LifePoints Strategy Fund's fees and expenses may differ from those of the applicable portfolio.

                          PERCENTAGE TOTAL RETURNS/1/
                       PERIODS ENDING DECEMBER 31, 1996
                                  (UNAUDITED)

                                                         ANNUALIZED
                                            ------------------------------------
                                            ONE  FIVE   TEN  INCEPTION INCEPTION
                                            YEAR YEARS YEARS  TO DATE    DATE
                                            ---- ----- ----- --------- ---------
FRANK RUSSELL INVESTMENT COMPANY
ASSET ALLOCATION MODEL
[FRIC Equity Balanced Fund comparable]
 EQUITY BALANCED MODEL....................  19.7 13.8  13.1     --      9/5/85
[FRIC Aggressive Strategy Fund comparable]
 AGGRESSIVE STRATEGY MODEL................  16.5 12.5  12.5     --      9/5/85
[FRIC Balanced Strategy Fund comparable]
 BALANCED STRATEGY MODEL..................  13.1 10.8  11.3     --      9/5/85
[FRIC Moderate Strategy Fund comparable]
 MODERATE STRATEGY MODEL..................  10.5  9.3  10.0     --      9/5/85
[FRIC Conservative Strategy Fund
 comparable]
 CONSERVATIVE STRATEGY MODEL..............   8.1  --    --      8.1     1/1/96

---------------------
/1/ Performance is calculated based on the SEC standardized method. Periods of 12 months and over are annualized. Total returns of model portfolios are presented gross of fees and expenses, and do not reflect deductions of Rule 12b-1 distribution or shareholder services fees, which are deducted from net asset value of the Class D Shares of the LifePoints Strategy Funds. The performance for a model portfolio would have been reduced if such Fees had been deducted. Model portfolio performance is based upon the actual mix of Underlying Funds recommended at each specific point in time, which may differ slightly from the current mix. Detail of the changes is available upon request. The Underlying Funds in existence for less than the time periods shown were added to the mix on the following dates: Quantitative Equity Fund, 07/01/87; Real Estate Securities Fund, 01/01/90; Multistrategy Bond Fund, 02/01/93; and Emerging Markets Fund, 04/01/95 (Fund performance for the Emerging Markets Fund is calculated gross of investment services fees, descriptions of which can be obtained from FRIMCo. Investment services fees will reduce performance). Equity Income Fund was removed from the Conservative, Moderate, Balanced, and Aggressive model portfolios as of January 1, 1996.

                 VALUATION OF LIFEPOINTS STRATEGY FUND SHARES

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each LifePoints Strategy Fund on each business day on which shares are offered or orders to redeem are tendered. For all Funds, a business day is one on which the New York Stock Exchange is open for trading. Net asset value per share is computed for a LifePoints Strategy Fund's Class D Shares by dividing the current value of the LifePoints Strategy Fund's assets (i.e., shares of the Underlying Funds plus any other assets held in the portfolio) attributable to the Class D Shares, less liabilities attributable to the Class D Shares, by the number of Class D Shares of the LifePoints Strategy Fund outstanding, and rounding to the nearest cent. All Funds determine net asset value as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). The determination is made by appraising each

LifePoints Strategy Fund's underlying investments on each business day (i.e., the Underlying Funds at the current net asset value per share of such Underlying Fund).

VALUATION OF PORTFOLIO SECURITIES

  Money market instruments held by a LifePoints Strategy Fund and maturing within 60 days of the valuation date are valued on the basis of amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The LifePoints Strategy Funds utilize the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act. Such money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the LifePoints Strategy Fund would receive if it sold the instrument.

                  PURCHASE OF LIFEPOINTS STRATEGY FUND SHARES

  Shares of the LifePoints Strategy Funds are sold on each business day at the net asset value next determined after an order is received in proper form, and the order has been accepted. All purchases must be made in US dollars. The LifePoints Strategy Funds reserve the right to reject any purchase order.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

  Under a distribution plan (the "Distribution Plan") for the Class D Shares, the Investment Company may pay to the distributor, or any banks, broker-dealers or other financial institutions that have entered into sales support agreements ("Selling Agents"), an amount (the "12b-1 Fee") for the Selling Agents' activities or expenses primarily intended to result in the sale of the Class D Shares of the LifePoints Strategy Funds subject to the Distribution Plan. The 12b-1 Fee payments are calculated daily and paid quarterly by the Investment Company, at an annual rate of up to .75% of the average daily net assets of a LifePoints Strategy Fund's Class D Shares. At the present time, the Board of Trustees has presently determined to limit payments under the Distribution Plan to .25% of average daily net assets. The 12b-1 Fee may only be increased when the Trustees determine that it is in the best interests of shareholders of the Class D Shares of the LifePoints Strategy Funds to do so.

  The 12b-1 Fees may be used to compensate (a) Selling Agents for sales support services provided, and related expenses incurred with respect to, Class D Shares, by such Selling Agents, and (b) the distributor for distribution services provided by it, and related expenses incurred, including payments by the distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, the Investment Company makes no payments to the distributor except as described above. Therefore, the Investment Company does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Investment Company, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Investment Company under the Distribution Plan.

  In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which it may make payments to the distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class D Shares of the LifePoints Strategy Funds. Payments under the Services Plan are calculated daily and paid quarterly by the Investment Company, at an annual rate of up to
 .25% of the average daily net assets of a LifePoints Strategy Fund's Class D Shares.

ORDER PROCEDURES

  Orders by all eligible investors (except for participants in the Three Day Settlement Program described below) to purchase LifePoints Strategy Funds shares must be received by the Transfer Agent, either by telephone, mail or entry into the shareholder recordkeeping system on a day when shares of the Funds are offered and orders in proper form accepted prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time).

  Payment Procedures: Payment for the purchase of Fund shares must be received by the Funds' Transfer Agent or custodian, depending on the method of payment, on the day the order is accepted (except for participants in the Three Day Settlement Program described below). There are several ways to pay for orders for the Funds:

  Federal Funds Wire. Payment for orders may be made by wiring federal funds to the Funds' custodian, State Street Bank and Trust Company (the
"Custodian").

  Automated Clearing House ("ACH"). Payment for orders may be made through the ACH to the Custodian. However, funds transferred by ACH may or may not be converted into federal funds the same day depending on the time the funds are received and on the bank wiring the funds. If the funds are not converted the same day, they will be converted the next business day. Therefore, the order would be placed the next business day.

  Check. Payment for orders may be made by check or other negotiable bank draft payable to "Frank Russell Investment Company" and mailed to a Financial Intermediary or the Transfer Agent, P.O. Box 1591, Tacoma, WA 98401-1591. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds and must be drawn in US dollars on a US bank. Investments in the Funds will be effected upon receipt of the check or draft by the Transfer Agent when the check or draft is received prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). When the check or draft is received by the Transfer Agent after the close of the New York Stock Exchange, the order will be effected on the following business day.

THREE DAY SETTLEMENT PROGRAM

  The Investment Company will accept orders from financial institutions to purchase Class D Shares of the LifePoints Strategy Funds for settlement on the third business day following the receipt of an order to be paid by federal wire if the financial institution has agreed in writing to indemnify the LifePoints Strategy Funds against any losses as a result of nonreceipt of payment. For further information on this program, contact the Investment Company.

THIRD PARTY TRANSACTIONS

  Investors purchasing LifePoints Strategy Fund shares through a program of services offered by a Financial Intermediary, such as a bank, broker-dealer, or others, may be required to pay additional fees by such

Intermediary. Investors should contact such Financial Intermediary for information concerning what additional fees, if any, may be charged.

EXCHANGE PRIVILEGE

  Shareholders may exchange shares of any LifePoints Strategy Fund offered by this Prospectus for shares of another LifePoints Strategy Fund offered by this Prospectus on the basis of current net asset value per share at the time of the exchange. Shares of a LifePoints Strategy Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Investment Company through another prospectus under certain conditions and only in states where the exchange may legally be made. For additional information, including a prospectus of other Investment Company Funds, contact a Financial Intermediary or the Investment Company. Exchanges may be made (i) by telephone if the registrations of the two accounts are identical; or (ii) in writing addressed to the Investment Company.

  An exchange is a redemption of the shares and is treated as a sale for income tax purposes, and a short or long-term capital gain or loss may be realized. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request). Each investor is encouraged to talk with the investor's tax advisor.

                 REDEMPTION OF LIFEPOINTS STRATEGY FUND SHARES

  SHAREHOLDERS UNCERTAIN OF REQUIREMENTS FOR REDEMPTION SHOULD TELEPHONE THE FINANCIAL INTERMEDIARY FROM WHOM THEY RECEIVED THIS PROSPECTUS OR THE FUNDS AT
(800) 972-0700; IN WASHINGTON (253) 627-7001.

  Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below.

  Payment will ordinarily be made in seven days. Generally, redemption proceeds will be wire-transferred to the shareholder's account or to an alternate account provided such request is given to the Transfer Agent in proper form, at a domestic commercial bank which is a member of the Federal Reserve System. Although the Funds currently do not charge such a fee, the Funds reserve the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption requests of recent investments made by check may be withheld for up to 15 days after the date of purchase to assure that checks in payment for orders to purchase shares are collected by the Funds. Upon request, redemption proceeds will be mailed to the shareholder's address of record or to an alternate address provided such request is sent to the Transfer Agent in proper form.

  Request Procedures. Requests by all investors to redeem Investment Company Fund shares must be received by the Transfer Agent, either by telephone, mail, entry into the shareholder recordkeeping system, or through the Systematic Withdrawal Payment Program on the days requests to redeem are tendered prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time).

  Requests for redemption by telephone or entry into the shareholder recordkeeping system must follow the procedures set forth in the Account Registration and Investment Instruction Form, or alternate procedures may be followed provided such requests are given to the Transfer Agent in proper form. In the unexpected event telephone lines are unavailable, shareholders should use the mail redemption procedures described below.

  Mail. Redemption requests may be made in writing directly to the Financial Intermediary from whom this prospectus was obtained or Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401. The redemption price will be the net asset value next determined after receipt by FRIMCo of all required documents in good order. "Good order" means that the request must include the following:

    A. A letter of instruction or a stock assignment designating specifically the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    B. Such other supporting legal documents as are required by applicable law in the case of estates, trusts, guardianships, custodianships, corporations, and pension and profit sharing plans.

  Systematic Withdrawal Payment. The Systematic Withdrawal Payment ("SWP") program is an automated method for redeeming a predetermined dollar amount from a Fund shareholder account to meet a standing request. The program can be used to meet any request for periodic distributions of assets from Fund shareholder accounts.

  SWP Offering Date and Payment Procedures. SWP distributions occur once a month and are paid by wire or check, according to the instructions provided on the SWP form. If a client has more than one Fund from which a SWP is to be received, the client will receive one wire or check for each SWP Fund. SWP transactions are recorded on the twenty-fifth day of each month. If the twenty-fifth day falls on a weekend or holiday, the transaction will be recorded on the preceding business day. SWP payment dates are the first business day after the trade date.

  Distribution Frequency. Payments can be scheduled as monthly, quarterly, semiannual or annual distributions.

  SWP Distribution by Wire. Federal Funds Wire payments will be sent to the designated bank on the payment date.

  SWP Distribution by Check. Checks will be sent by US Postal Service first class mail, to the requested address on the payment date.

  A Systematic Withdrawal Payment form must be completed and mailed to the Financial Intermediary from whom this prospectus was obtained or Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401-1591. The Systematic Withdrawal Payment form must be received by Frank Russell Investment Management Company five business days before the initial distribution date.

  Redemption in Kind. A Fund may pay any portion of the redemption amount by a distribution in kind of securities from the Fund's portfolio, in lieu of cash. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.

  State Street Bank and Trust Company ("State Street"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the LifePoints Strategy Funds.

  Coopers & Lybrand L.L.P., Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers & Lybrand L.L.P. Shareholders may also receive additional reports concerning the LifePoints Strategy Funds, or their accounts, from FRIMCo.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Investment Company was organized as a Maryland corporation on March 6, 1981, and commenced offering shares on October 15, 1981. On January 2, 1985, the Investment Company reorganized by changing its domicile and legal status to a Massachusetts business trust and now operates under an amended Master Trust Agreement dated July 26, 1984. Frank Russell Company has the right to grant the nonexclusive use of the name "Frank Russell" or any derivation thereof to any other investment company or other business enterprise, and to withdraw from the Investment Company the use of the name "Frank Russell."

  The Investment Company issues shares of beneficial interest divisible into an unlimited number of funds, each of which funds is a separate trust under Massachusetts law, and the funds' shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to such dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a Fund has one vote; there are no cumulative voting rights. There are no annual meetings of shareholders, but special meetings may be held. On any matter which affects only a particular Fund or class, only shareholders of that Fund or class, as applicable, will vote, unless otherwise required by the 1940 Act or the amended Master Trust Agreement.

  In addition to offering Class D Shares, the LifePoints Strategy Funds are authorized to offer beneficial interests in Class S Shares and Class E Shares. Class S Shares and Class E Shares are, as of the date of this Prospectus, not offered for public investment.

  The Trustees hold office for the life of the Investment Company. A Trustee may resign or retire, and a Trustee may be removed at any time by, in substance, a vote of two-thirds of the Investment Company shares. A vacancy in the Board of Trustees shall be filled by the vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders.

                            MONEY MANAGER PROFILES

  The money managers have no other affiliations with the Underlying Funds, FRIMCo, or with Frank Russell Company. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Investment Company Funds, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.

                            DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, is a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by AXA, a French insurance holding company.

  Barclays Global Investors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902, a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO Managing Directors.

  Equinox Capital Management, Inc., 590 Madison Ave., 41st Floor, New York, NY 10022. Equinox is a registered investment advisor with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 300, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment advisor with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is a registered investment advisor owned by Arnold Schneider. As of the date of this Prospectus, the Investment Company understands that an injunction is being sought against Arnold Schneider in Massachusetts Middlesex County Superior Court by partners of Wellington Management Company L.L.P. ("Wellington"). The proceedings were instituted on December 13, 1996. The Investment Company believes that the injunction request seeks to prevent Mr. Schneider from engaging in the investment advisory or investment management business in competition with Wellington.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                              SPECIAL GROWTH FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment advisor registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and a SEC registered investment advisor. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan

                           QUANTITATIVE EQUITY FUND

  Barclays Global Investors, See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                         INTERNATIONAL SECURITIES FUND

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martins Lane., London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Oechsle International Advisors, One International Place, 44th Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc., is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, Boston, MA 02108, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Ltd., 21 Knights Bridge, London, SW1X 7LY, is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd. is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd., is controlled 55% by management and associated interests and the balance held by outside shareholders, with the largest single holding being 15%.

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Montgomery Asset Management, L.P., 600 Montgomery Street, 17th Floor, San Francisco, CA 94111, is a California limited partnership and a registered investment advisor. Montgomery Asset Management, Inc. is the general partner of Montgomery Asset Management, L.P. and Montgomery Group Holdings L.L.C. is the sole limited partner. Montgomery Asset Management, Inc. and Montgomery Group Holdings L.L.C. may be deemed control persons of Montgomery Asset Management, L.P.

                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

  AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803, is a wholly-owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly-held corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO Managing Directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                       VOLATILITY CONSTRAINED BOND FUND

  BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY 10154, is a wholly-owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  STW Fixed Income Management Ltd., Trinity Hall, 43 Cedar Avenue, Hamilton HM KX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                            MULTISTRATEGY BOND FUND

  BEA Associates, 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment advisor.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

                                 MONEY MANAGERS

DIVERSIFIED EQUITY                            DIVERSIFIED BOND
Alliance Capital Management L.P.              Lincoln Capital Management Company
Barclays GlobalInvestors                      Pacific Investment Management Company
Columbus Circle Investors                     Standish, Ayer & Wood, Inc.
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.              VOLATILITY CONSTRAINED BOND
Lincoln Capital Management Company            BlackRock Financial Management
Schneider Capital Management                  Standish, Ayer & Wood, Inc.
Suffolk Capital Management, Inc.              STW Fixed Income Management Ltd.
Trinity Investment Management Corporation
                                              MULTISTRATEGY BOND
SPECIAL GROWTH                                BEA Associates
Delphi Management, Inc.                       Pacific Investment Management Company
Fiduciary International, Inc.                 Standish, Ayer & Wood, Inc.
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.           REAL ESTATE SECURITIES
Sirach Capital Management, Inc.               Cohen & Steers Capital Management
Wellington Management Company, LLP            AEW Capital Management, L.P.

QUANTITATIVE EQUITY                           EMERGING MARKETS
Barclays Global Investors                     Genesis Asset Managers, Ltd.
Franklin Portfolio Associates LLC             J.P. Morgan Investment Management, Inc.
J.P. Morgan Investment Management, Inc.       Montgomery Asset Management, L.P.

INTERNATIONAL SECURITIES                      MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
J.P. Morgan Investment Management, Inc.       Frank Russell Investment Management Company
Marathon Asset Management Limited             909 A Street
Oechsle International Advisors                Tacoma, Washington 98402
Rowe Price-Fleming International, Inc.
Sanford C. Bernstein & Co., Inc.
The Boston Company Asset Management, Inc.

CONSULTANT                                   LEGAL COUNSEL
Frank Russell Company                        Stradley, Ronon, Stevens & Young, LLP
909 A Street                                 2600-One Commerce Square
Tacoma, Washington 98402                     Philadelphia, Pennsylvania 19103-7098

DISTRIBUTOR                                  OFFICE OF SHAREHOLDER INQUIRIES
Russell Fund Distributors, Inc.              909 A Street
909 A Street                                 Tacoma, Washington 98402
Tacoma, Washington 98402                     (800) 972-0700
                                             In Washington (253) 627-7001
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109